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                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Jimmy S.M. Lee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Integrated Silicon Solution, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10Q fairly presents in all material respects the financial condition and results of operations of Integrated Silicon Solution Inc.


                                   By: /s/ Jimmy S.M. Lee
                                       -----------------------------------------
                                       Jimmy S.M. Lee
                                       Chairman of the Board and
                                       Chief Executive Officer
                                       August 14, 2002


I, Michael McDonald, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Integrated Silicon Solution, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10Q fairly presents in all material respects the financial condition and results of operations of Integrated Silicon Solution Inc.


                                    By: /s/ Michael McDonald
                                        ----------------------------------------
                                        Michael McDonald
                                        Vice-President and
                                        Chief Financial Officer
                                        August 14, 2002